Exhibit 4

This instrument was prepared
under the supervision of:
R. Alexander Glenn, Associate General Counsel
Progress Energy Service Company, LLC
100 Central Avenue
St. Petersburg, Florida 33701


================================================================================


                            FLORIDA POWER CORPORATION
                       d/b/a PROGRESS ENERGY FLORIDA, INC.

                                       TO

                           FIRST CHICAGO TRUST COMPANY
                                   OF NEW YORK
                               (Resigning Trustee)


                                       AND

                                 BANK ONE, N.A.
                               (Successor Trustee)
                              ---------------------

                                  FORTY-SECOND
                             SUPPLEMENTAL INDENTURE

                            Dated as of April 1, 2003

                              --------------------

                 This is a security agreement covering personal
                    property as well as a mortgage upon real
                           estate and other property.


                             SUPPLEMENT TO INDENTURE
                  DATED AS OF JANUARY 1, 1944, AS SUPPLEMENTED.

================================================================================

NOTE TO RECORDER: This document amends the Indenture dated as of January 1, 1944, as supplemented and recorded in the various official records books and pages of the public records of the various counties in the State of Florida that are set forth on the schedules attached to this document as Exhibit A. Documentary stamp tax and intangibles tax were paid as required upon recordation of such Indenture and prior supplements, and this document does not increase or change the terms of the indebtedness secured thereby; accordingly, no new taxes are due in connection with this document.

                               TABLE OF CONTENTS*
                                                                        PAGE

RECITALS..................................................................1
ARTICLE I--Amendment to Original Indenture................................4
ARTICLE II--Confirmation of Change of Trustee.............................4
ARTICLE III--Sundry Provisions............................................7

EXHIBITS:

Exhibit A--Recording Information.........................................A-1
Exhibit B--Property Descriptions ........................................B-1






-----------------
* The headings listed in this Table of Contents are for convenience only and should not be included for substantive purposes as part of this Supplemental Indenture.


                                      (i)

                                    RECITALS

SUPPLEMENTAL INDENTURE, dated as of the 1st day of April 2003, made and entered into by and between FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation of the State of Florida (hereinafter sometimes called the "Company"), party of the first part, and FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, whose address is 151 West 51st Street, 5th Floor, New York, New York 10019 (hereinafter sometimes called the "Resigning Trustee"), and BANK ONE, N.A., a national banking association, whose post office address is 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823 (hereinafter sometimes called the "Successor Trustee"), parties of the second part.

WHEREAS, the Company has heretofore executed and delivered an indenture of mortgage and deed of trust, titled the Indenture, dated as of January 1, 1944, and the same has been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon, and for the purpose of preventing the extinguishment of said Indenture under Chapter 712, Florida Statutes, the above-referred-to Indenture applicable to each county in which this instrument is recorded is hereby incorporated herein and made a part hereof by this reference thereto (said Indenture is hereinafter referred to as the "Original Indenture" and with the below-mentioned forty-one Supplemental Indentures and this Supplemental Indenture and all other indentures, if any, supplemental to the Original Indenture collectively referred to as the "Indenture"), in and by which the Company conveyed and mortgaged to the Resigning Trustee certain property therein described to secure the payment of all bonds of the Company to be issued thereunder in one or more series; and

WHEREAS, pursuant to and under the terms of the Original Indenture, the Company issued $16,500,000 First Mortgage Bonds, 3 3/8% Series due 1974; and

WHEREAS, subsequent to the date of the execution and delivery of the Original Indenture, the Company has from time to time executed and delivered forty-one indentures supplemental to the Original Indenture (collectively, the "Supplemental Indentures"), which created additional series of bonds secured by the Original Indenture and/or amended certain terms and provisions of the Original Indenture and of indentures supplemental thereto, such Supplemental Indentures, and the purposes thereof, being as follows:

        Supplemental Indenture
               and Date                                     Providing for:
---------------------------------      -----------------------------------------------------------
First                                  $4,000,000 First Mortgage Bonds, 2 7/8% Series due 1974
         July 1, 1946
Second                                 $8,500,000 First Mortgage Bonds, 3 1/4% Series due 1978
         November 1, 1948
Third                                  $14,000,000 First Mortgage Bonds, 3 3/8% Series due 1981
         July 1, 1951
Fourth                                 $15,000,000 First Mortgage Bonds, 3 3/8% Series due 1982
         November 1, 1952
Fifth                                  $10,000,000 First Mortgage Bonds, 3 5/8% Series due 1983
         November 1, 1953

                                       1

        Supplemental Indenture
               and Date                                     Providing for:
---------------------------------      -----------------------------------------------------------
Sixth                                  $12,000,000 First Mortgage Bonds, 3 1/8% Series due 1984
         July 1, 1954
Seventh                                $20,000,000 First Mortgage Bonds, 3 7/8% Series due 1986,
         July 1, 1956                  and amendment of certain provisions of the Original
                                       Indenture
Eighth                                 $25,000,000 First Mortgage Bonds, 4 1/8% Series due 1988,
         July 1, 1958                  and amendment of certain provisions of the Original
                                       Indenture
Ninth                                  $25,000,000 First Mortgage Bonds, 4 3/4% Series due 1990
         October 1, 1960
Tenth                                  $25,000,000 First Mortgage Bonds, 4 1/4% Series due 1992
         May 1, 1962
Eleventh                               $30,000,000 First Mortgage Bonds, 4 5/8% Series due 1995
         April 1, 1965
Twelfth                                $25,000,000 First Mortgage Bonds, 4 7/8% Series due 1995
         November 1, 1965
Thirteenth                             $25,000,000 First Mortgage Bonds, 6 1/8% Series due 1997
         August 1, 1967
Fourteenth                             $30,000,000 First Mortgage Bonds, 7% Series due 1998
         November 1, 1968
Fifteenth                              $35,000,000 First Mortgage Bonds, 7 7/8% Series due 1999
         August 1, 1969
Sixteenth                              Amendment of certain provisions of the Original Indenture
         February 1, 1970
Seventeenth                            $40,000,000 First Mortgage Bonds, 9% Series due 2000
         November 1, 1970
Eighteenth                             $50,000,000 First Mortgage Bonds, 7 3/4% Series due 2001
         October 1, 1971
Nineteenth                             $50,000,000 First Mortgage Bonds, 7 3/8% Series due 2002
         June 1, 1972
Twentieth                              $50,000,000 First Mortgage Bonds, 7 1/4% Series A due 2002
         November 1, 1972
Twenty-First                           $60,000,000 First Mortgage Bonds, 7 3/4% Series due 2003
         June 1, 1973
Twenty-Second                          $70,000,000 First Mortgage Bonds, 8% Series A due 2003
         December 1, 1973
Twenty-Third                           $80,000,000 First Mortgage Bonds, 8 3/4% Series due 2006
         October 1, 1976
Twenty-Fourth                          $40,000,000 First Mortgage Bonds, 6 3/4-6 7/8% Series due
         April 1, 1979                 2004-2009
Twenty-Fifth                           $100,000,000 First Mortgage Bonds, 13 5/8% Series due 1987
         April 1, 1980
Twenty-Sixth                           $100,000,000 First Mortgage Bonds, 13.30% Series A due
         November 1, 1980              1990

                                       2

        Supplemental Indenture
               and Date                                     Providing for:
---------------------------------      -----------------------------------------------------------
Twenty-Seventh                         $38,000,000 First Mortgage Bonds, 10-10 1/4% Series due
         November 15, 1980             2000-2010
Twenty-Eighth                          $50,000,000 First Mortgage Bonds, 9 1/4% Series A due 1984
         May 1, 1981
Twenty-Ninth                           Amendment of certain provisions of the Original Indenture
         September 1, 1982
Thirtieth                              $100,000,000 First Mortgage Bonds, 13 1/8% Series due 2012
         October 1, 1982
Thirty-First                           $150,000,000 First Mortgage Bonds, 8 5/8% Series due 2021
         November 1, 1991
Thirty-Second                          $150,000,000 First Mortgage Bonds, 8% Series due 2022
         December 1, 1992
Thirty-Third                           $75,000,000 First Mortgage Bonds, 6 1/2% Series due 1999
         December 1, 1992
Thirty-Fourth                          $80,000,000 First Mortgage Bonds, 6-7/8% Series due 2008
         February 1, 1993
Thirty-Fifth                           $70,000,000 First Mortgage Bonds, 6-1/8% Series due 2003
         March 1, 1993
Thirty-Sixth                           $110,000,000 First Mortgage Bonds, 6% Series due 2003
         July 1, 1993
Thirty-Seventh                         $100,000,000 First Mortgage Bonds, 7% Series due 2023
         December 1, 1993
Thirty-Eighth                          Appointment of First Chicago Trust Company of New York as
         July 25, 1994                 successor Trustee and resignation of former Trustee and
                                       Co-Trustee
Thirty-Ninth                           $300,000,000 First Mortgage Bonds, 6.650% Series due 2011
         July 1, 2001
Fortieth                               $240,865,000 First Mortgage Bonds in three series as
         July 1, 2002                  follows: (i) $108,550,000 Pollution Control Series 2002A
                                       Bonds due 2027; (ii)$100,115,000 Pollution Control Series
                                       2002B Bonds due 2022; and (iii) $32,200,000 Pollution
                                       Control Series 2002C Bonds due 2018; and reservation of
                                       amendment of certain provisions of the Original Indenture
Forty-First                            $650,000,000 First Mortgage Bonds in two series as
         February 1, 2003              follows: (i) $425,000,000 First Mortgage Bonds, 4.80%
                                       Series due 2013; and (ii) $225,000,000 First Mortgage
                                       Bonds, 5.90% Series due 2033


WHEREAS, the Supplemental Indentures have each been recorded in the public records of the counties listed on Exhibit A hereto, on the dates and in the official record books and at the page numbers listed thereon; and

WHEREAS, subsequent to the date of the execution and delivery of the Forty-First Supplemental Indenture the Company has purchased, constructed or otherwise acquired certain property hereinafter referred to, and the Company desires by this Supplemental Indenture to confirm the lien of the Original Indenture on such property; and

WHEREAS, the parties hereto have executed an Agreement of Resignation, Appointment and Acceptance dated April 30, 2003 (the "Agreement"), pursuant to which, effective May 1, 2003, the Resigning Trustee will resign as Trustee under the Indenture (the "Trustee"), the Company will appoint the Successor Trustee to succeed the Resigning Trustee as Trustee, and the Successor Trustee will accept the appointment as Trustee; and

WHEREAS, the Company desires by this Supplemental Indenture to: 1) evidence the appointment of the Successor Trustee in place of the Resigning Trustee; and 2) pursuant to Section 17.02 of the Original Indenture, amend Section 14.01 of the Original Indenture; and

WHEREAS, the Company in the exercise of the powers and authority conferred upon and reserved to it under and by virtue of the Indenture, and pursuant to the resolutions of its Board of Directors (as defined in the Indenture, which definition includes any duly authorized committee of the Board of Directors, including the First Mortgage Bond Indenture Committee of the Board of Directors) has duly resolved and determined to make, execute and deliver to the Resigning Trustee and Successor Trustee a Supplemental Indenture in the form hereof for the purposes herein provided; and

WHEREAS, all conditions and requirements necessary to make this Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been done, performed and fulfilled, and the execution and delivery hereof have been in all respects duly authorized;

NOW, THEREFORE, the Company, the Resigning Trustee and the Successor Trustee, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, agree as follows:

                                    ARTICLE I

                         AMENDMENT TO ORIGINAL INDENTURE

Section 1. The first sentence of the first paragraph of Section 14.01 of the Original Indenture is amended to read as follows:

          "The Trustee shall at all times be a bank or trust company having a principal office and place of business in the Borough of Manhattan, The City of New York, if there be such a bank or trust company willing and able to accept the trust upon reasonable or customary terms, and shall at all times be a corporation organized and doing business under the laws of the United States or of any State, with a combined capital and surplus of at least One Hundred Million Dollars ($100,000,000), and rated in a rating category within investment grade by at least two nationally recognized rating agencies, and authorized under such laws to exercise corporate trust powers and subject to supervision or examination by Federal or State authority."

Section 2. Except as herein modified, the provisions of Section 14.01 of the Original Indenture are in all respects confirmed.

                                   ARTICLE II

                        CONFIRMATION OF CHANGE OF TRUSTEE

Section 1. The Company, the Resigning Trustee and the Successor Trustee hereby confirm that the Resigning Trustee has resigned as Trustee under the Indenture, that the Successor Trustee has been appointed successor Trustee under the Indenture and that Successor Trustee has accepted such appointment, all effective at May 1, 2003 at 12:00 A.M. New York City time. From and after that date, all references in the Indenture to the Trustee or the Trustees shall be deemed to refer to Bank One, N.A. and its successors and assigns in the trust created under the Indenture, subject in all respects to the provisions of the Indenture.

Section 2. The principal office and place of business of Successor Trustee is located at 1 Bank One Plaza, Suite IL1-0823, Chicago, Illinois 60670-0823. The Successor Trustee shall maintain a principal office and place of business in the Borough of Manhattan, The City of New York, currently located at 55 Water Street, 1st Floor, New York, New York 10041.

Section 3. In order to secure the payment of both the principal of and interest and premium, if any, on the bonds from time to time issued and to be issued under the Indenture, according to their tenor and effect, the Company does hereby confirm the grant, sale, resale, conveyance, assignment, transfer, mortgage and pledge of the property described in the Original Indenture and the Supplemental Indentures (except such properties or interests therein as may have been released or sold or disposed of in whole or in part as permitted by the provisions of the Original Indenture), and hath granted, bargained, sold, released, conveyed, assigned, transferred, mortgaged, pledged, set over and confirmed, and by these presents doth grant, bargain, sell, release, convey, assign, transfer, mortgage, pledge, set over and confirm unto Bank One, N.A. (as successor Trustee under the Indenture), and to the Trustee's successors in the trust and to its successors and assigns, forever, all property, real, personal and mixed, tangible and intangible, owned by the Company on the date of the execution of this Supplemental Indenture or which may be hereafter acquired by it, including (but not limited to) all property which it has acquired subsequent to the date of the Forty-First Supplemental Indenture and situated in the State of Florida, and including without limitation the property described on Exhibit B hereto (in all cases, except such property as is expressly excepted by the Original Indenture from the lien and operation thereof); and without in any way limiting or impairing by the enumeration of the same the scope and intent of the foregoing, all lands, power sites, flowage rights, water rights, water locations, water appropriations, ditches, flumes, reservoirs, reservoir sites, canals, raceways, dams, dam sites, aqueducts and all other rights or means for appropriating, conveying, storing and supplying water; all rights of way and roads; all plants for the generation of electricity by steam, water and/or other power; all power houses, facilities for utilization of natural gas, street lighting systems, if any, standards and other equipment incidental thereto, telephone, radio and television systems, microwave systems, facilities for utilization of water, steam heat and hot water plants, if any, all substations, lines, service and supply systems, bridges, culverts, tracks, offices, buildings and other structures and equipment and fixtures thereof; all machinery, engines, boilers, dynamos, electric machines, regulators, meters, transformers, generators, motors, electrical and mechanical appliances, conduits, cables, pipes, fittings, valves and connections, poles (wood, metal and concrete), and transmission lines, wires, cables, conductors, insulators, tools, implements, apparatus, furniture, chattels, and choses in action; all municipal and other franchises, consents, licenses or permits; all lines for the distribution of electric current, gas, steam, heat or water for any purpose including towers, poles (wood, metal and concrete), wires, cables, pipes, conduits, ducts and all apparatus for use in connection therewith; all real estate, lands, easements, servitudes, licenses, permits, franchises, privileges, rights-of-way and other rights in or relating to real estate or the use and occupancy of the same (except as herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted); all the right, title and interest of the Company in and to all other property of any kind or nature appertaining to and/or used and/or occupied and/or enjoyed in connection with any property hereinbefore, or in the Original Indenture and said Supplemental Indentures, described.

IT IS HEREBY AGREED by the Company that all the property, rights and franchises acquired by the Company after the date hereof (except any property herein or in the Original Indenture or any of the Supplemental Indentures expressly excepted) shall, subject to the provisions of Section 9.01 of the Original Indenture and to the extent permitted by law, be as fully embraced within the lien hereof as if such property, rights and franchises were now owned by the Company and/or specifically described herein and conveyed hereby.

TOGETHER WITH all and singular the tenements, hereditaments and appurtenances belonging or in any way appertaining to the aforesaid mortgaged property or any part thereof, with the reversion and reversions, remainder and remainders and (subject to the provisions of Section 9.01 of the Original Indenture) the tolls, rents, revenues, issues, earnings, income, product and profits thereof, and all the estate, right, title and interest and claim whatsoever, at law as well as in equity, which the Company now has or may hereafter acquire in and to the aforesaid mortgaged property and every part and parcel thereof.

TO HAVE AND TO HOLD THE SAME unto Bank One, N.A. (as successor Trustee under the Indenture), and its successors in the trust and its assigns forever, but IN TRUST NEVERTHELESS upon the terms and trusts set forth in the Indenture, for the benefit and security of those who shall hold the bonds and coupons issued and to be issued under the Indenture, without preference, priority or distinction as to lien of any of said bonds and coupons over any others thereof by reason or priority in the time of the issue or negotiation thereof, or otherwise howsoever, subject, however, to the provisions of Sections 10.03 and 10.12 of the Original Indenture.

SUBJECT, HOWEVER, to the reservations, exceptions, conditions, limitations and restrictions contained in the several deeds, servitudes and contracts or other instruments through which the Company acquired, and/or claims title to and/or enjoys the use of the aforesaid properties; and subject also to encumbrances of the character defined in the Original Indenture as "excepted encumbrances" in so far as the same may attach to any of the property embraced herein.

Without derogating from the security and priority presently afforded by the Indenture and by law for all of the bonds of the Company that have been, are being, and may in the future be, issued pursuant to the Indenture, for purposes of obtaining any additional benefits and security provided by Section 697.04 of the Florida Statutes, the following provisions of this paragraph shall be applicable. The Indenture also shall secure the payment of both principal and interest and premium, if any, on the bonds from time to time hereafter issued pursuant to the Indenture, according to their tenor and effect, and the performance and observance of all the provisions of the Indenture (including any indentures supplemental thereto and any modification or alteration thereof made as therein provided), whether the issuance of such bonds may be optional or mandatory, and for any purpose, within twenty (20) years from the date of this Supplemental Indenture. The total amount of indebtedness secured by the Indenture may decrease or increase from time to time, but the total unpaid balance so secured at any one time shall not exceed the maximum principal amount of $2,500,000,000.00, plus interest and premium, if any, as well as any disbursements made for the payment of taxes, levies or insurance on the property encumbered by the Indenture, with interest on those disbursements, plus any increase in the principal balance as the result of negative amortization or deferred interest. For purposes of Section 697.04 of the Florida Statutes, the Original Indenture, as well as all of the indentures supplemental thereto that have been executed prior to the date of this Supplemental Indenture, are incorporated herein by this reference with the same effect as if they had been set forth in full herein.

                                   ARTICLE III

                                SUNDRY PROVISIONS

Section 1. This Supplemental Indenture is executed and shall be construed as an indenture supplemental to the Original Indenture, and shall form a part thereof and all of the provisions contained in the Original Indenture in respect to the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect hereof as fully and with like effect as if set forth herein in full.

Section 2. This Supplemental Indenture may be simultaneously executed in any number of counterparts, and all of said counterparts executed and delivered, each as an original, shall constitute but one and the same instrument.

Section 3. None of the Resigning Trustee or the Successor Trustee shall be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or of the due execution hereof by the Company or for or in respect of the recitals contained herein, all of which recitals are made by the Company solely.

Section 4. Although this Supplemental Indenture is dated for convenience and for purposes of reference as of April 1, 2003, the actual dates of execution by the Company and by the Trustee are as indicated by the respective acknowledgments hereto annexed.

IN WITNESS WHEREOF, FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC. has caused this Supplemental Indenture to be signed in its name and on its behalf by its Executive Vice President, and its corporate seal to be hereunto affixed and attested by its Assistant Secretary, and FIRST CHICAGO TRUST COMPANY OF NEW YORK has caused this Supplemental Indenture to be signed and sealed in its name and on its behalf by a Vice President, and its corporate seal to be attested by a Vice President, and BANK ONE, N.A. has caused this Supplemental Indenture to be signed and sealed in its name and on its behalf by a Vice President, and its corporate seal to be attested by a Vice President, all as of the day and year first above written.

                               FLORIDA POWER CORPORATION
                               d/b/a PROGRESS ENERGY FLORIDA, INC,

                               By: /s/ Peter M. Scott, III
                                   --------------------------------------------
                                   Peter M. Scott III, Executive Vice President
                                   100 Central Avenue
                                   St. Petersburg, Florida 33701

[SEAL]
Attest:

/s/ Robert M. Williams
---------------------------------------
Robert M. Williams, Assistant Secretary
100 Central Avenue
St. Petersburg, Florida  33701

Signed, sealed and delivered by said
FLORIDA POWER CORPORATION
d/b/a PROGRESS ENERGY FLORIDA, INC.
in the presence of:

/s/ C. G. Beuris
------------------------------------
C.G. Beuris

/s/ N. Manly Johnson III
------------------------------------
N. Manly Johnson III










         [Company Signature Page of Forty-Second Supplemental Indenture]

                               FIRST CHICAGO TRUST
                               COMPANY OF NEW YORK

                               By: /s/ Steven M. Wagner
                                   --------------------------------------------
                                   Steven M. Wagner, Vice President
                                   151 West 51st Street, 5th Floor


[SEAL] New York, NY 10019 Attest:
/s/ Marla S. Roth
-------------------------------
Marla S. Roth, Vice President
151 West 51st Street, 5th Floor
New York, NY 10019

Signed, sealed and delivered by said
FIRST CHICAGO TRUST COMPANY OF NEW YORK
in the presence of:

/s/ J. Morand
--------------------------------------------
Print Name:

/s/ Benita A. Pointer
--------------------------------------------
Print Name:









    [Resigning Trustee Signature Page of Forty-Second Supplemental Indenture]

                               BANK ONE, N.A.

                               By: /s/ Janice Ott Rotunno
                                   --------------------------------------------
                                   Janice Otto Rotunno, Vice President
                                   1 Bank One Plaza, Suite IL1-0823
                                   Chicago, Illinois 60670-0823


[SEAL]
Attest:
/s/ J. Morand
--------------------------------------
J. Morand, Vice President
1 Bank One Plaza, Suite IL1-0823
Chicago, Illinois 60670-0823

Signed, sealed and delivered by said
BANK ONE, N.A.
in the presence of:

/s/ Benita A. Pointer
--------------------------------------
Print Name:  Benita A. Poiner

/s/ Marla S. Roth
--------------------------------------
Print Name:  Marla S. Roth










    [Successor Trustee Signature Page of Forty-Second Supplemental Indenture]

STATE OF NORTH CAROLINA    )
                           ) SS:
COUNTY OF WAKE             )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Peter M. Scott III, Executive Vice President of FLORIDA POWER CORPORATION d/b/a PROGRESS ENERGY FLORIDA, INC., a corporation, the corporate party of the first part in and to the above written instrument, and also personally appeared before me Robert M. Williams, Assistant Secretary of the said corporation; such persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executive Vice President and as such Assistant Secretary executed the above written instrument on behalf of said corporation; and he, the said Executive Vice President, acknowledged that as such Executive Vice President, he subscribed the said corporate name to said instrument on behalf and by authority of said corporation, and he, the said Assistant Secretary, acknowledged that he affixed the seal of said corporation to said instrument and attested the same by subscribing his name as Assistant Secretary of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executive Vice President and Assistant Secretary, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation; and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 30 day of April, 2003 at Raleigh in the State and County aforesaid.


                               /s/ Nanci B. Little
                               ------------------------------------------------

[NOTARIAL SEAL]

STATE OF ILLINOIS   )
                    ) SS:
COUNTY OF COOK      )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Steven M. Wagner, a Vice President (the "Executing Vice President") of FIRST CHICAGO TRUST COMPANY OF NEW YORK, a New York trust company, the corporate party of the second part in and to the above written instrument, and also personally appeared before me Marla S. Roth, a Vice President (the "Attesting Vice President") of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and he, the said Attesting Vice President, acknowledged that he attested the same by subscribing his name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 30th day of April, 2003, at Chicago, Illinois, in the State and County aforesaid.


                               /s/ Charlene A. Nimrodi
                               ------------------------------------------------

STATE OF ILLINOIS    )
                     ) SS:
COUNTY OF COOK       )

Before me, the undersigned, a notary public in and for the State and County aforesaid, an officer duly authorized to take acknowledgments of deeds and other instruments, personally appeared Janice Ott Rotunno, a Vice President (the "Executing Vice President") of BANK ONE, N.A., a national banking association, the corporate party of the second part in and to the above written instrument, and also personally appeared before me J. Morand, a Vice President (the "Attesting Vice President") of the said corporation; said persons being severally personally known to me, who did take an oath and are known by me to be the same individuals who as such Executing Vice President and as such Attesting Vice President executed the above written instrument on behalf of said corporation; and he, the said Executing Vice President, acknowledged that as such Executing Vice President he subscribed the said corporate name to said instrument and affixed the seal of said corporation to said instrument on behalf and by authority of said corporation, and he, the said Attesting Vice President, acknowledged that he attested the same by subscribing his name as Vice President of said corporation, by authority and on behalf of said corporation, and each of the two persons above named acknowledged that, being informed of the contents of said instrument, they, as such Executing Vice President and Attesting Vice President, delivered said instrument by authority and on behalf of said corporation and that all such acts were done freely and voluntarily and for the uses and purposes in said instrument set forth and that such instrument is the free act and deed of said corporation, and each of said persons further acknowledged and declared that he knows the seal of said corporation, and that the seal affixed to said instrument is the corporate seal of the corporation aforesaid.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal this 30th day of April, 2003, at Chicago, Illinois, in the State and County aforesaid.


                               /s/ Charlene A. Nimrodi
                               ------------------------------------------------

[NOTARIAL SEAL]

                                    EXHIBIT A

                              RECORDING INFORMATION


ORIGINAL INDENTURE dated January 1, 1944

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    02/25/44             121              172
Bay                        10/20/47             59               18
Brevard                    10/30/91            3157             3297
Citrus                     02/25/44             18                1
Columbia                   02/25/44             42               175
Dixie                      02/25/44              3               127
Flagler                    10/30/91             456              288
Franklin                   02/25/44              0               83
Gadsden                    02/26/44             A-6              175
Gilchrist                  02/25/44              5               60
Gulf                       02/26/44              6               193
Hamilton                   02/25/44             42               69
Hardee                     02/25/44             23                1
Hernando                   02/25/44             90                1
Highlands                  02/25/44             48               357
Hillsborough               02/25/44             662              105
Jackson                    02/26/44             370               1
Jefferson                  07/02/51             25                1
Lafayette                  02/25/44             22               465
Lake                       02/25/44             93                1
Leon                       02/25/44             41                1
Levy                       02/25/44              3               160
Liberty                    02/25/44             "H"              116
Madison                    07/02/51             61               86
Marion                     02/25/44             103               1
Orange                     02/25/44             297              375
Osceola                    02/25/44             20                1
Pasco                      02/25/44             39               449
Pinellas                   02/26/44             566               1
Polk                       02/25/44             666              305
Seminole                   02/25/44             65               147
Sumter                     02/25/44             25                1
Suwanee                    02/25/44             58               425
Taylor                     07/03/51             36                1
Volusia                    02/25/44             135              156
Wakulla                    02/25/44             14                1

STATE OF GEORGIA

County                Date of Recordation      Book             Page

Cook                       02/25/44             24                1
Echols                     02/25/44             A-1              300
Lowndes                    02/25/44             5-0               1

SUPPLEMENTAL INDENTURE (First) dated July 1, 1946

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    11/12/46             166               1
Bay                        10/20/47             59                1
Brevard                    10/30/91            3157             3590
Citrus                     11/12/46             17               362
Columbia                   11/12/46             49               283
Dixie                      11/14/46              3               357
Flagler                    10/30/91             456              579
Franklin                   11/13/46             "P"              80
Gadsden                    11/13/46             A-9              148
Gilchrist                  11/14/46              7               120
Gulf                       11/13/46             10               313
Hamilton                   11/12/46             40               371
Hardee                     11/12/46             24               575
Hernando                   11/14/46             99               201
Highlands                  11/12/46             55               303
Hillsborough               11/06/46             95               375
Jackson                    11/13/46             399               1
Jefferson                  07/02/51             25               287
Lafayette                  11/14/46             23               156
Lake                       11/13/46             107              209
Leon                       11/13/46             55               481
Levy                       11/14/46              4               133
Liberty                    11/13/46             "H"              420
Madison                    07/02/51             61               373
Marion                     11/12/46             110               1
Orange                     11/12/46             338              379
Osceola                    11/12/46             20               164
Pasco                      11/14/46             44               169
Pinellas                   11/06/46             632              161
Polk                       11/12/46             744              511
Seminole                   11/13/46             74               431
Sumter                     11/13/46             25               467
Suwanee                    11/12/46             63               316
Taylor                     07/03/51             36               145
Volusia                    11/13/46             158              203
Wakulla                    11/13/36             14               299

SUPPLEMENTAL INDENTURE (Second) dated November 1, 1948

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    01/08/49             196              287
Bay                        01/10/49             64               395
Brevard                    10/30/91            3157             3607
Citrus                     01/13/49             18               414
Columbia                   01/08/49             55               493
Dixie                      01/10/49              4               201
Flagler                    10/30/91             456              601
Franklin                   01/10/49             "Q"               1
Gadsden                    01/10/49            A-13              157
Gilchrist                  01/08/49              6               274
Gulf                       01/10/49             13               74
Hamilton                   01/10/49             44                1
Hardee                     01/08/49             28               110
Hernando                   01/08/49             109              448
Highlands                  01/08/49             61               398
Hillsborough               01/13/49             810              452
Jackson                    01/10/49             400              563
Jefferson                  07/02/51             25               320
Lafayette                  01/10/49             25               210
Lake                       01/08/49             119              555
Leon                       01/10/49             82               303
Levy                       01/08/49              5               242
Liberty                    01/08/49             "H"              587
Madison                    07/02/51             61               407
Marion                     01/11/49             122              172
Orange                     01/08/49             388              604
Osceola                    01/08/49             25               104
Pasco                      01/08/49             47               549
Pinellas                   01/05/49             716              11
Polk                       01/07/49             807              411
Seminole                   01/06/49             84               389
Sumter                     01/08/49             28               41
Suwanee                    01/08/49             69               150
Taylor                     07/03/51             36               162
Volusia                    01/06/49             192              167
Wakulla                    01/10/49             16                1

SUPPLEMENTAL INDENTURE (Third) dated July 1, 1951

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    08/02/51             234              340
Bay                        08/03/51             93               155
Brevard                    10/30/91            3157             3630
Citrus                     07/30/51             20               251
Columbia                   08/02/51             66               503
Dixie                      08/02/51              5               271
Flagler                    10/30/91             456              624
Franklin                   08/03/51             "Q"              522
Gadsden                    08/03/51            A-19              271
Gilchrist                  08/02/51              7               422
Gulf                       08/03/51             16               59
Hamilton                   08/03/51             51               347
Hardee                     08/02/51             32                1
Hernando                   08/02/51             118              537
Highlands                  08/02/51             69               344
Hillsborough               08/02/51             927              174
Jefferson                  08/03/51             25               359
Lafayette                  08/03/51             27               305
Lake                       07/31/51             139              323
Leon                       08/02/51             113              465
Levy                       08/02/51              7               211
Liberty                    07/25/51              1               232
Madison                    08/07/51             62                1
Marion                     08/02/51             142              143
Orange                     08/07/51             460              60
Osceola                    08/02/51             31               385
Pasco                      08/10/51             56                1
Pinellas                   08/02/51             847              301
Polk                       08/01/51             899              539
Seminole                   08/07/51             100              403
Sumter                     08/02/51             32               345
Suwanee                    08/02/51             76               413
Taylor                     08/07/51             36               182
Volusia                    08/07/51             245              393
Wakulla                    08/03/51             17               259

STATE OF GEORGIA

County                Date of Recordation      Book             Page

Cook                       08/08/51             35               566
Echols                     08/02/51             A-3              521
Lowndes                    08/04/51             7-E              188

FOURTH SUPPLEMENTAL INDENTURE November 1, 1952

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/31/52             256              288
Bay                        01/01/53             104              571
Brevard                    10/30/91            3157             3663
Citrus                     12/31/52             22               321
Columbia                   12/31/52             72               521
Dixie                      12/31/52              6               135
Flagler                    10/31/91             456              657
Franklin                   12/31/52              R               477
Gadsden                    12/31/52            A-22              511
Gilchrist                  12/31/52              9               124
Gulf                       01/02/53             17                7
Hamilton                   12/31/52             54               293
Hardee                     12/31/52             33               433
Hernando                   12/31/52             125              361
Highlands                  01/02/53             74               131
Hillsborough               12/29/52             993              545
Jefferson                  12/31/52             27                1
Lafayette                  12/31/52             28               445
Lake                       01/02/53             150              343
Leon                       12/31/52             130               1
Levy                       12/31/52              8               362
Liberty                    01/09/53              1               462
Madison                    01/02/53             65               134
Marion                     01/02/53             153              434
Orange                     12/31/52             505              358
Osceola                    12/31/52             36               145
Pasco                      01/02/53             61               563
Pinellas                   12/29/52             926              561
Polk                       01/12/53             974              177
Seminole                   01/02/53             111              41
Sumter                     12/31/52             35               441
Suwanee                    01/02/53             82               27
Taylor                     12/31/52             37               325
Volusia                    01/10/53             278              107
Wakulla                    01/02/53             18               383

STATE OF GEORGIA

County                Date of Recordation      Book             Page

Cook                       01/01/53             39               95
Echols                     01/01/53             A-4              110
Lowndes                    12/31/52             7-0              540

FIFTH SUPPLEMENTAL INDENTURE November 1, 1953

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/29/53             271              24
Bay                        01/01/54             115              505
Brevard                    10/30/91            3157             3690
Citrus                     12/28/53              2               73
Columbia                   12/28/53              7                3
Dixie                      12/23/53              6               466
Flagler                    10/30/91             456              684
Franklin                   12/28/53              1               447
Gadsden                    12/24/53            A-26              251
Gilchrist                  12/23/53              9               317
Gulf                       12/28/53             11               229
Hamilton                   12/28/53             58               220
Hardee                     12/23/53             35               518
Hernando                   12/23/53             130              409
Highlands                  12/29/53             78                1
Hillsborough               01/04/54            1050              229
Jefferson                  12/29/53             28               91
Lafayette                  12/24/53             30               16
Lake                       12/23/53             160              189
Leon                       12/23/53             144              268
Levy                       12/23/53              9               368
Liberty                    01/06/54              J               40
Madison                    12/26/53             67               381
Marion                     12/28/53             168              179
Orange                     12/24/53             541              253
Osceola                    12/24/53             39               42
Pasco                      12/23/53             67                1
Pinellas                   12/22/53             988              333
Polk                       01/05/54            1021              473
Seminole                   12/29/53             118              535
Sumter                     12/28/53             37               466
Suwanee                    12/28/53             85               346
Taylor                     12/24/53             43               225
Volusia                    12/24/53             303              454
Wakulla                    12/30/53             19               380

STATE OF GEORGIA

County                Date of Recordation      Book             Page

Cook                       01/15/54             39               437
Echols                     01/15/54             A-4              418
Lowndes                    12/29/53             7-X              235

SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1954

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    11/19/54             286              129
Bay                        11/22/54             125              502
Brevard                    10/30/91            3157             3719
Citrus                     11/19/54              9               525
Columbia                   11/20/54             17               479
Dixie                      11/19/54              7               299
Flagler                    10/30/91             456              713
Franklin                   11/19/54              5               465
Gadsden                    11/20/54            A-29              411
Gilchrist                  11/19/54              9               530
Gulf                       11/22/54             19               284
Hamilton                   11/22/54             59               425
Hardee                     11/19/54             37               307
Hernando                   11/19/54              7               335
Highlands                  11/19/54             82               403
Hillsborough               11/26/54            1116              164
Jefferson                  11/19/54             29               17
Lafayette                  11/19/54             31               138
Lake                       11/19/54             170              225
Leon                       11/19/54             159              209
Levy                       11/19/54             10               523
Liberty                    11/30/54             "J"              215
Madison                    11/20/54             69               483
Marion                     11/20/54             181              573
Orange                     11/23/54             578              123
Osceola                    11/20/54             42               216
Pasco                      11/22/54             15               568
Pinellas                   11/18/54            1046              507
Polk                       11/23/54            1068              22
Seminole                   11/19/54             28               374
Sumter                     11/30/54             40               81
Suwanee                    11/23/54             89                1
Taylor                     11/20/54             45               377
Volusia                    11/23/54             327              538
Wakulla                    11/19/54             20               445

STATE OF GEORGIA

County                Date of Recordation      Book             Page

Cook                       11/20/54             55               385
Echols                     11/20/54              5               86
Lowndes                    11/20/54              3               387

SEVENTH SUPPLEMENTAL INDENTURE dated July 1, 1956

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    07/27/56             320              309
Bay                        07/27/56             145              395
Brevard                    10/30/91            3157             3746
Citrus                     07/25/56             28               403
Columbia                   07/26/56             38               279
Dixie                      07/30/56              9                1
Flagler                    10/30/91             456              740
Franklin                   07/27/56             16               392
Gadsden                    07/26/56            A-36              100
Gilchrist                  07/31/56             11               289
Gulf                       08/02/56             23               475
Hamilton                   07/27/56             11               79
Hardee                     07/31/56             43                1
Hernando                   07/26/56             21               88
Highlands                  07/31/56             11               571
Hillsborough               08/06/56            1260              125
Jefferson                  07/25/56             30               295
Lafayette                  07/25/56             33               117
Lake                       07/26/56             189              613
Leon                       07/25/56             190              301
Levy                       07/30/56             14               13
Liberty                    07/31/56             "J"              531
Madison                    07/26/56             74               12
Marion                     07/26/56             208              223
Orange                     07/27/56             126              165
Osceola                    07/26/56             49                1
Pasco                      08/02/56             51               353
Pinellas                   07/24/56            1168              481
Polk                       08/20/56            1180              30
Seminole                   07/27/56             90                5
Sumter                     08/02/56             43               523
Suwanee                    07/26/56             96               67
Taylor                     07/25/56             52               451
Volusia                    07/26/56             384              195
Wakulla                    07/25/56             22               281

STATE OF GEORGIA

County                Date of Recordation      Book             Page

Cook                       07/26/56             48               36
Echols                     07/26/56              5               401
Lowndes                    07/25/56             22               419

EIGHTH SUPPLEMENTAL INDENTURE dated July 1, 1958

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    07/23/58             20               227
Bay                        08/05/58             170              295
Brevard                    10/30/91            3157             3785
Citrus                     07/24/58             55               336
Columbia                   07/23/58             66               365
Dixie                      07/22/58             11               166
Flagler                    10/30/91             456              779
Franklin                   07/22/58             29               248
Gadsden                    07/23/58              9               48
Gilchrist                  07/22/58             12               341
Gulf                       07/24/58             29               40
Hamilton                   07/22/58             23                1
Hardee                     07/22/58             49               451
Hernando                   07/25/58             39               358
Highlands                  07/29/58             50               514
Hillsborough               07/29/58             111              108
Jefferson                  07/23/58             33               19
Lafayette                  07/23/58             35               120
Lake                       07/31/58             56               297
Leon                       07/23/58             216              129
Levy                       07/22/58             18               63
Liberty                    07/24/58             "K"              413
Madison                    07/23/58             78               310
Marion                     07/29/58             237              447
Orange                     07/23/58             403              300
Osceola                    07/23/58             26               462
Pasco                      07/25/58             96               455
Pinellas                   07/24/58             381              683
Polk                       07/24/58             165              452
Seminole                   07/23/58             178              26
Sumter                     08/01/58              5               66
Suwanee                    07/23/58             102              360
Taylor                     07/22/58              4               254
Volusia                    07/23/58             129              244
Wakulla                    07/25/58             24               375

NINTH SUPPLEMENTAL INDENTURE dated October 1, 1960

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    11/23/60             119              158
Bay                        11/25/60             28               411
Brevard                    10/30/91            3157             3822
Citrus                     12/01/60             93               370
Columbia                   11/17/60             105              133
Dixie                      11/16/60             13               331
Flagler                    10/30/91             456              816
Franklin                   11/17/60             49               375
Gadsden                    11/17/60             29               655
Gilchrist                  11/16/60              1               473
Gulf                       11/21/60              5               409
Hamilton                   11/18/60             37               171
Hardee                     11/17/60             60               76
Hernando                   11/16/60             65               688
Highlands                  11/18/60             108              421
Hillsborough               11/23/60             629              675
Jefferson                  11/18/60              8               290
Lafayette                  11/16/60             38               185
Lake                       11/21/60             141              619
Leon                       11/23/60             254              479
Levy                       11/16/60             23               537
Liberty                    11/17/60             "M"              525
Madison                    11/22/60             11               153
Marion                     11/18/60             54               420
Orange                     11/22/60             817              569
Osceola                    11/16/60             68               410
Pasco                      11/21/60             158              530
Pinellas                   11/16/60            1036              239
Polk                       11/18/60             440              179
Seminole                   11/21/60             332              203
Sumter                     11/30/60             25               318
Suwanee                    11/17/60             111              282
Taylor                     11/18/60             21               626
Volusia                    11/21/60             330              281
Wakulla                    11/21/60             28               185

TENTH SUPPLEMENTAL INDENTURE dated May 1, 1962

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    06/07/62             188              123
Bay                        06/15/62             70               173
Brevard                    10/30/91            3157             3858
Citrus                     06/08/62             120              221
Columbia                   06/05/62             130              187
Dixie                      06/05/62             15               36
Flagler                    10/30/91             456              852
Franklin                   06/06/62             58               333
Gadsden                    06/05/62             45               493
Gilchrist                  06/05/62              7               261
Gulf                       06/06/62             14               147
Hamilton                   06/05/62             46               407
Hardee                     06/05/62             16               449
Hernando                   06/05/62             82               326
Highlands                  06/11/62             148              617
Hillsborough                0611/62             949              738
Jefferson                  06/05/62             13               606
Lafayette                  06/08/62             39               385
Lake                       06/06/62             204               1
Leon                       06/11/62             48               49
Levy                       06/05/62             27               574
Liberty                    06/06/62              0               214
Madison                    06/05/62             20               76
Marion                     06/15/62             112              412
Orange                     06/06/62            1060              464
Osceola                    06/05/62             90               389
Pasco                      06/08/62             202              457
Pinellas                   06/01/62            1438              571
Polk                       06/14/62             605              696
Seminole                   06/13/62             408              102
Sumter                     06/13/62             40               85
Suwanee                    06/05/62             116              273
Taylor                     06/05/62             34               330
Volusia                    06/20/62             456              46
Wakulla                    06/11/62             31               349

ELEVENTH  SUPPLEMENTAL INDENTURE dated April 1, 1965

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    05/21/65             324              610
Bay                        05/28/65             158              231
Brevard                    10/30/91            3157             3894
Citrus                     05/13/65             179              485
Columbia                   05/17/65             184              314
Dixie                      05/13/65              6               485
Flagler                    10/30/91             456              888
Franklin                   05/19/65             72               497
Gadsden                    05/18/65             73               410
Gilchrist                  05/13/65             17               11
Gulf                       05/18/65             24               717
Hamilton                   05/13/65             63               327
Hardee                     05/13/65             47               377
Hernando                   05/13/65             112              236
Highlands                  05/21/65             232              421
Hillsborough               05/12/65            1448              57
Jefferson                  05/14/65             23               198
Lafayette                  05/13/65              1               687
Lake                       05/19/65             287              74
Leon                       05/21/65             178              48
Levy                       05/21/65             34               519
Liberty                    05/14/65              6                1
Madison                    05/14/65             34               399
Marion                     05/24/65             228              528
Orange                     05/25/65            1445              830
Osceola                    05/18/65             132              351
Pasco                      05/13/65             291              437
Pinellas                   05/12/65            2154              77
Polk                       05/17/65             929              371
Seminole                   05/19/65             535              241
Sumter                     05/14/65             68               83
Suwanee                    05/17/65             24               673
Taylor                     05/17/65             56               129
Volusia                    05/19/65             708              531
Wakulla                    05/17/65              8                6

TWELFTH SUPPLEMENTAL INDENTURE dated November 1, 1965

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/10/65             355              229
Bay                        12/20/65             174              619
Brevard                    10/30/91            3157             3931
Citrus                     12/22/65             192              309
Columbia                   12/10/65             194              338
Dixie                      12/10/65              9               42
Flagler                    10/30/91             456              925
Franklin                   12/13/65             76               249
Gadsden                    12/10/65             78               606
Gilchrist                  12/10/65             19               447
Gulf                       12/10/65             26               692
Hamilton                   12/10/65             66               303
Hardee                     12/10/65             53               426
Hernando                   12/13/65             118              441
Highlands                  12/20/65             248              20
Hillsborough               12/17/65            1548              603
Jefferson                  12/10/65             24               595
Lafayette                  12/10/65              2               671
Lake                       12/20/65             301              528
Leon                       12/20/65             205              170
Levy                       12/20/65             36               184
Liberty                    12/10/65              6               477
Madison                    12/11/65             36               806
Marion                     12/27/65             254              153
Orange                     12/10/65            1499              785
Osceola                    12/10/65             140              445
Pasco                      12/13/65             312              19
Pinellas                   12/09/65            2283              186
Polk                       12/20/65             984              641
Seminole                   12/22/65             559              591
Sumter                     12/14/65             73               283
Suwanee                    12/14/65             30               218
Taylor                     12/10/65             59               361
Volusia                    12/10/65             755              174
Wakulla                    12/20/65              9               390

THIRTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1967

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    08/22/67             458              347
Bay                        08/28/67             223              457
Brevard                    10/30/91            3157             3964
Citrus                     08/28/67             218              756
Columbia                   08/22/67             225              304
Dixie                      08/22/67             15               367
Flagler                    10/30/91             456              962
Franklin                   08/28/67             83               556
Gadsden                    08/23/67             96               29
Gilchrist                  08/22/67             25               131
Gulf                       08/22/67             33               618
Hamilton                   08/23/67             76               465
Hardee                     08/22/67             71               366
Hernando                   08/28/67             137              646
Highlands                  08/30/67             288              585
Hillsborough               08/28/67            1795              635
Jefferson                  08/23/67             30               662
Lafayette                  08/22/67              5               694
Lake                       08/25/67             342              196
Leon                       08/30/67             280              594
Levy                       08/28/67             41               262
Liberty                    08/23/67             10               90
Madison                    08/23/67             44               606
Marion                     09/01/67             324              444
Orange                     08/24/67            1660              421
Osceola                    08/22/67             164              335
Pasco                      08/28/67             370              728
Pinellas                   08/21/67            2659              498
Polk                       09/06/67            1108              900
Seminole                   08/31/67             628              506
Sumter                     09/06/67             87               602
Suwanee                    08/23/67             47               228
Taylor                     08/24/67             67               782
Volusia                    08/24/67             964              254
Wakulla                    08/31/67             14               755

FOURTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1968

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/06/68             543              198
Bay                        12/18/68             262              487
Brevard                    10/30/91            3157             3984
Citrus                     12/09/68             239              487
Columbia                   12/09/68             242              397
Dixie                      12/09/68             20               109
Flagler                    10/30/91             456              983
Franklin                   12/06/68             88               538
Gadsden                    12/12/68             110               7
Gilchrist                  12/06/68             29               281
Gulf                       12/09/68             38               359
Hamilton                   12/06/68             82               245
Hardee                     12/06/68             83               221
Hernando                   12/09/68             164              395
Highlands                  12/11/68             319              390
Hillsborough               12/19/68            1977              890
Jefferson                  12/09/68             35               32
Lafayette                  12/06/68              9               170
Lake                       12/06/68             371              438
Leon                       12/19/68             342              572
Levy                       12/09/68             44               215
Liberty                    12/09/68             12               41
Madison                    12/09/68             49               627
Marion                     12/20/68             375              12
Orange                     12/06/68            1785              837
Osceola                    12/06/68             183              688
Pasco                      12/06/68             423              607
Pinellas                   12/06/68            2964              580
Polk                       12/10/68            1193              854
Seminole                   12/18/68             695              638
Sumter                     01/02/69             98               509
Suwanee                    12/06/68             60               50
Taylor                     12/09/68             73               494
Volusia                    12/09/68            1060              466
Wakulla                    12/19/68             18               593

FIFTEENTH SUPPLEMENTAL INDENTURE dated August 1, 1969

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    08/26/69             592              206
Bay                        09/03/69             283              513
Brevard                    10/30/91            3157             4002
Citrus                     08/26/69             251              437
Columbia                   09/05/69             251              586
Dixie                      08/26/69             21               705
Flagler                    10/30/91             456             1001
Franklin                   08/26/69             92               363
Gadsden                    08/26/69             116              723
Gilchrist                  09/04/69             31               539
Gulf                       08/26/69             41               23
Hamilton                   08/26/69             85               292
Hardee                     08/26/69             91               19
Hernando                   09/03/69             191              745
Highlands                  09/05/69             339              90
Hillsborough               09/03/69            2073              501
Jefferson                  08/26/69             37               193
Lafayette                  08/26/69             12               235
Lake                       09/11/69             389              148
Leon                       09/05/69             377              548
Levy                       08/26/69              6               348
Liberty                    08/29/69             12               680
Madison                    08/26/69             52               263
Marion                     09/08/69             399              668
Orange                     08/27/69            1867              156
Osceola                    09/03/69             192              726
Pasco                      08/26/69             459              315
Pinellas                   08/26/69            3149              131
Polk                       09/04/69            1241              971
Seminole                   09/05/69             740              500
Sumter                     09/05/69             104              504
Suwanee                    08/26/69             66               489
Taylor                     08/26/69             77               44
Volusia                    08/26/69            1123              577
Wakulla                    09/05/69             21               231

SIXTEENTH SUPPLEMENTAL INDENTURE dated February 1, 1970

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    03/13/70             625              297
Bay                        03/23/70             298              539
Brevard                    10/30/91            3157             4019
Citrus                     03/16/70             261              729
Columbia                   03/13/70             257              622
Dixie                      03/13/70             23               107
Flagler                    10/30/91             456             1019
Franklin                   03/13/70             94               507
Gadsden                    03/13/70             121              571
Gilchrist                  03/20/70             33               449
Gulf                       03/16/70             43               244
Hamilton                   03/14/70             87               291
Hardee                     03/16/70             97               225
Hernando                   03/20/70             212              536
Highlands                  03/20/70             352              25
Hillsborough               03/20/70            2146              824
Jefferson                  03/13/70             38               643
Lafayette                  03/16/70             14               42
Lake                       03/13/70             400              545
Leon                       04/02/70             406              203
Levy                       03/20/70             11               150
Liberty                    03/13/70             13               494
Madison                    03/13/70             54               152
Marion                     03/20/70             419              113
Orange                     03/20/70            1927              853
Osceola                    03/13/70             199              282
Pasco                      03/13/70             487              207
Pinellas                   03/23/70            3294              582
Polk                       03/27/70            1278               4
Seminole                   03/20/70             771              384
Sumter                     03/27/70             109               1
Suwanee                    03/13/70             71               61
Taylor                     03/16/70             79               282
Volusia                    03/13/70            1183              353
Wakulla                    03/24/70             23               36

SEVENTEENTH SUPPLEMENTAL INDENTURE dated November 1, 1970

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/15/70             678              70
                           01/08/71             682             405B
Bay                        01/11/71             321              565
Brevard                    10/30/91            3157             4030
Citrus                     01/07/71             277              324
Columbia                   12/16/70             266              25
                           01/07/71             266              351
Dixie                      01/07/71             25               246
Flagler                    10/30/91             456             1030
Franklin                   12/15/70             98               171
                           01/18/71             98               472
Gadsden                    01/07/71             128              705
Gilchrist                  01/13/71             36                5
Gulf                       12/16/70             46               132
Hamilton                   12/16/70             90               201
                           01/08/71             90               325
Hardee                     12/16/70             106              109
                           01/07/71             107              15
Hernando                   12/16/70             246              299
                           01/13/71             252              715
Highlands                  01/11/71             372              79
Hillsborough               01/11/71            2261              308
Jefferson                  12/16/70             41               467
Lafayette                  01/06/71             16               144
Lake                       01/12/71             421              742
Leon                       01/14/71             449              244
Levy                       01/11/71             18               65
Liberty                    12/16/70             14               535
Madison                    01/07/71             56               911
Marion                     01/11/71             449              33
Orange                     01/11/71            2021              24
Osceola                    01/29/71             212              353
Pasco                      01/08/71             524              86
Pinellas                   01/14/71            3467              449
Polk                       01/14/71            1331              880
Seminole                   01/11/71             819              223
Sumter                     01/11/71             115              308
Suwanee                    12/17/70             77               82
Taylor                     12/17/70             83               53
Volusia                    01/11/71            1257              142
Wakulla                    01/12/71             26               175

EIGHTEENTH SUPPLEMENTAL INDENTURE dated October 1, 1971

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    11/17/71             755              116
Bay                        11/09/71             351              33
Brevard                    10/30/91            3157             4062
Citrus                     11/16/71             296              490
Columbia                   11/15/71             278              597
Dixie                      11/09/71             31               23
Flagler                    10/30/91             456             1062
Franklin                   11/09/71             103              278
Gadsden                    11/10/71             138              360
Gilchrist                  11/16/71             39               92
Gulf                       11/11/71             49               107
Hamilton                   11/09/71             93               538
Hardee                     11/09/71             119              63
Hernando                   11/17/71             280               1
Highlands                  11/16/71             393              578
Hillsborough               11/17/71            2393              263
Jefferson                  11/11/71             45               135
Lafayette                  11/09/71             19               91
Lake                       11/16/71             447              834
Leon                       11/12/71             496              190
Levy                       11/16/71             26               748
Liberty                    11/10/71             16               108
Madison                    11/11/71             61               220
Marion                     11/16/71             487              239
Orange                     11/18/71            2144              179
Osceola                    11/10/71             229              360
Pasco                      11/12/71             569              344
Pinellas                   11/09/71            3659              630
Polk                       11/16/71            1400               1
Seminole                   11/16/71             892              460
Sumter                     11/09/71             123              457
Suwanee                    11/12/71             86               28
Taylor                     11/09/71             87               706
Volusia                    11/09/71            1352              118
Wakulla                    11/16/71             30               218

NINETEENTH SUPPLEMENTAL INDENTURE dated June 1, 1971

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    07/31/72             797              81
Bay                        07/31/72             378              483
Brevard                    10/30/91            3157             4079
Citrus                     08/01/72             314              557
Columbia                   07/31/72             290              418
Dixie                      07/31/72             35               44
Flagler                    10/30/91             456             1079
Franklin                   07/31/72             107              442
Gadsden                    07/31/72             147              296
Gilchrist                  07/31/72             41               148
Gulf                       07/31/72             51               371
Hamilton                   07/31/72             96               573
Hardee                     07/31/72             130              35
Hernando                   07/31/72             295              702
Highlands                  07/31/72             409              578
Hillsborough               07/31/72            2518              15
Jefferson                  07/31/72             48               389
Lafayette                  08/04/72             22               70
Lake                       08/02/72             474              134
Leon                       08/02/72             537              763
Levy                       08/02/72             35                5
Liberty                    08/03/72             17               319
Madison                    08/03/72             65               120
Marion                     08/02/72             521              427
Orange                     08/03/72            2259              950
Osceola                    08/02/72             245              626
Pasco                      08/03/72             619              487
Pinellas                   08/02/72            3846              454
Polk                       08/02/72            1467              276
Seminole                   08/03/72             948             1035
Sumter                     08/02/72             131              348
Suwanee                    08/02/72             93               785
Taylor                     08/03/72             92               198
Volusia                    08/02/72            1456              420
Wakulla                    08/03/72             33               147

TWENTIETH SUPPLEMENTAL INDENTURE  dated November 1, 1972

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    01/22/73             818              709
Bay                        01/22/73             400              226
Brevard                    10/30/91            3157             4096
Citrus                     01/22/73d            328              152
Columbia                   01/22/73             298              244
Dixie                      01/22/73             38               92
Flagler                    10/30/91             456             1096
Franklin                   01/22/73             110              446
Gadsden                    01/22/73             154              117
Gilchrist                   01/2273             42               685
Gulf                       01/22/73             52               813
Hamilton                   01/22/73             99               270
Hardee                     01/22/73             138              88
Herdando                   01/22/73             306              325
Highlands                  01/22/73             422                5
Hillsborough               01/22/73            2612              659
Jefferson                  01/23/73             50               632
Lafayette                  01/22/73             23               338
Lake                       01/22/73             492              696
Leon                       01/25/73             567              238
Levy                       01/22/73             40               755
Liberty                    01/23/73             18               51
Madison                    01/23/73             67               413
Marion                     01/22/73             546              125
Orange                     01/22/73            2345              569
Osceola                    01/24/73             256              564
Pasco                      01/22/73             654              281
Pinellas                   01/23/73            3980              788
Polk                       01/24/73            1514              854
Seminole                   01/22/73             136              696
Sumter                     01/22/73             136              696
Suwanee                    01/22/73             98               583
Taylor                     01/22/73             95               99
Volusia                    01/22/73            1533              327
Wakulla                    01/26/73             35               266

TWENTY-FIRST SUPPLEMENTAL INDENTURE  dated June 1, 1973

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    08/30/73             850              668
Bay                        08/30/73             431              401
Brevard                    10/30/91            3157             4126
Citrus                     08/31/73             349              609
Columbia                   08/30/73             309              245
Dixie                      08/30/73             41               473
Flagler                    10/30/91             456             1126
Franklin                   08/31/73             115              120
Gadsden                    08/31/73             164              90
Gilchrist                  08/31/73             45               387
Gulf                       09/04/73             54               736
Hamilton                   09/04/73             104              250
Hardee                     08/31/73             149              295
Herdando                   08/31/73             321              479
Highlands                  08/31/73             442              961
Hillsborough               08/31/73            2740              278
Jefferson                  08/31/73             54               591
Lafayette                  09/07/73             26               73
Lake                       08/31/73             520              70
Leon                       09/06/73             609              543
Levy                       09/05/73             50               741
Liberty                    08/31/73             19               111
Madison                    08/31/73             71               22
Marion                     09/04/73             585              491
Orange                     09/07/73            2448             1009
Osceola                    09/06/73             272              204
Pasco                      09/04/73             707              613
Pinellas                   08/31/73            4073              767
Polk                       08/31/73            1550             1341
Seminole                   09/04/73             993             0048
Sumter                     08/31/73             144              265
Suwanee                    09/04/73             106              192
Taylor                     08/31/73             99               444
Volusia                    08/31/73            1647              440
Wakulla                    08/31/73             38               458

TWENTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1973

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    02/28/74             876              74
Bay                        02/28/74             457              572
Brevard                    10/30/91            3157             4155
Citrus                     03/18/74             365              200
Columbia                   03/01/74             319              179
Dixie                      02/28/74             44               149
Flagler                    10/30/91             456             1155
Franklin                   03/01/74             119              14
Gadsden                    03/01/74             171              264
Gilchrist                  02/28/74             48               25
Gulf                       03/01/74             56               427
Hamilton                   03/01/74             109              89
Hardee                     02/28/74             158              140
Herdando                   02/28/74             333              455
Highlands                  02/28/74             458              394
Hillsborough               02/28/74            2842              642
Jefferson                  03/01/74             58                5
Lafayette                  03/01/74             28               34
Lake                       03/04/74             540              77
Leon                       03/01/74             638              672
Levy                       02/28/74             57               769
Liberty                    03/01/74             20               54
Madison                    03/01/74             73               545
Marion                     02/28/74             617              19
Orange                     02/28/74            2504             1707
Osceola                    03/01/74             284              344
Pasco                      03/01/74             739             1360
Pinellas                   02/28/74            4141             1397
Polk                       02/28/74            1578             1983
Seminole                   03/04/74            1010             1601
Sumter                     03/01/74             150              278
Suwanee                    03/04/74             111              766
Taylor                     03/04/74             102              694
Volusia                    03/04/74            1712              645
Wakulla                    03/05/74             40               626

TWENTY-THIRD SUPPLEMENTAL INDENTURE dated October 1, 1976

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    11/29/76            1035              716
Bay                        11/29/76             600              687
Brevard                    10/30/91            3157             4184
Citrus                     12/08/76             448              668
Columbia                   12/03/76             370              898
Dixie                      11/29/76             56               160
Flagler                    10/30/91             456             1184
Franklin                   11/29/76             136              420
Gadsden                    12/06/76             219              533
Gilchrist                  11/30/76             62               464
Gulf                       11/30/76             68               753
Hamilton                   11/30/76             131              855
Hardee                     11/29/76             212              10
Herdando                   12/03/76             397              623
Highlands                  11/29/76             535              951
Hillsborough               11/29/76            3181             1281
Jefferson                  11/29/76             75               198
Lafayette                  11/29/76             36               422
Lake                       12/06/76             620              66
Leon                       11/30/76             823              723
Levy                       11/29/76             98               32
Liberty                    11/29/76             25               104
Madison                    12/06/76             89               124
Marion                     12/08/76             779              258
Orange                     12/06/76            2745              889
Osceola                    11/30/76             345              524
Pasco                      12/03/76             867             1165
Pinellas                   12/03/76            4484             1651
Polk                       11/29/76            1720             2000
Seminole                   12/06/76            1105             1137
Sumter                     11/30/76             181              97
Suwanee                    11/29/76             146              437
Taylor                     11/30/76             123              111
Volusia                    12/06/76            1872             1438
Wakulla                    12/07/76             53               837

TWENTY-FOURTH SUPPLEMENTAL INDENTURE dated April 1, 1979

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    06/11/79            1212              956
Bay                        06/12/79             734              343
Brevard                    10/30/91            3157             4212
Citrus                     06/12/79             538             1687
Columbia                   06/14/79             429              139
Dixie                      06/12/79             68               122
Flagler                    10/30/91             456             1212
Franklin                   06/13/79             159              186
Gadsden                    06/13/79             259              396
Gilchrist                  06/12/79             77               260
Gulf                       06/14/79             78               174
Hamilton                   06/12/79             142              859
Hardee                     06/12/79             245              558
Herdando                   06/12/79             443              17
Highlands                  06/13/79             620              77
Hillsborough               06/12/79            3523             1162
Jefferson                  06/13/79             93               685
Lafayette                  06/13/79             44               496
Lake                       06/12/79             678              266
Leon                       06/15/79             931              526
Levy                       06/12/79             141              163
Liberty                    06/13/79             30               394
Madison                    06/13/79             108              655
Marion                     06/13/79             976              451
Orange                     06/13/79            3018              812
Osceola                    06/12/79             438              115
Pasco                      06/14/79            1013              126
Pinellas                   06/12/79            4867              291
Polk                       06/12/79            1881             2012
Seminole                   06/12/79            1228              606
Sumter                     06/12/79             216              642
Suwanee                    06/12/79             184              514
Taylor                     06/13/79             145              686
Volusia                    06/12/79            2082             1430
Wakulla                    06/13/79             69               884

TWENTY-FIFTH SUPPLEMENTAL INDENTURE dated April 1, 1980

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    07/25/80            1290              319
Bay                        07/25/80             794              596
Brevard                    10/30/91            3157             4238
Citrus                     07/28/80             560             2030
Columbia                   07/24/80             451              126
Dixie                      07/24/80             73               220
Flagler                    10/30/91             456             1238
Franklin                   07/28/80             169              589
Gadsden                    07/25/80             275              649
Gilchrist                  07/24/80             84               551
Gulf                       07/28/80             82               290
Hamilton                   07/25/80             148              774
Hardee                     07/25/80             257              823
Herdando                   07/24/80             465              441
Highlands                  07/29/80             658              523
Hillsborough               07/24/80            3684              411
Jefferson                  07/25/80             101              387
Lafayette                  07/24/80             47               586
Lake                       07/24/80             705              977
Leon                       07/25/80             966              426
Levy                       07/25/80             161              478
Liberty                    07/25/80             32               981
Madison                    07/28/80             117              572
Marion                     07/28/80            1027             1141
Orange                     07/25/80            3127             1401
Osceola                    07/30/80             489              198
Pasco                      07/25/80            1077             1362
Pinellas                   06/24/80            5038             2013
Polk                       07/25/80            1956             1808
Seminole                   07/28/80            1288             1105
Sumter                     07/25/80             233              598
Suwanee                    07/29/80             200              618
Taylor                     07/28/80             156              740
Volusia                    07/25/80            2185              587
Wakulla                    07/28/80             76               879

TWENTY-SIXTH SUPPLEMENTAL INDENTURE dated November 1, 1980

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    01/27/81            1326              527
Bay                        01/26/81             823              570
Brevard                    10/30/91            3157             4267
Citrus                     01/28/81             570             1391
Columbia                   01/27/81             461              435
Dixie                      01/23/81             75               785
Flagler                    10/30/91             456             1267
Franklin                   01/27/81             174              320
Gadsden                    01/26/81             282              356
Gilchrist                  01/23/81             87               484
Gulf                       01/26/81             84               307
Hamilton                   01/26/81             151              44
Hardee                     01/27/81             264              214
Herdando                   01/26/81             476              916
Highlands                  01/26/81             676              12
Hillsborough               01/26/81            3760             1223
Jefferson                  01/26/81             104              658
Lafayette                  01/27/81             49               175
Lake                       01/27/81             717             2439
Leon                       01/30/81             983             1982
Levy                       01/26/81             169              716
Liberty                    01/26/81             33               875
Madison                    01/27/81             121              535
Marion                     01/26/81            1051              47
Orange                     01/26/81            3167             2388
Osceola                    01/28/81             512              78
Pasco                      01/26/81            1108             1247
Pinellas                   12/31/80            5128             1781
Polk                       01/27/81            1994              436
Seminole                   01/27/81            1317              775
Sumter                     01/26/81             241              211
Suwanee                    01/27/81             209              696
Taylor                     01/26/81             161              461
Volusia                    01/26/81            2236             1396
Wakulla                    01/26/81             79               837

TWENTY-SEVENTH SUPPLEMENTAL INDENTURE dated November 15, 1980

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    02/10/81            1328              880
Bay                        02/10/81             825              667
Brevard                    10/30/91            3157             4295
Citrus                     02/13/81             571             1236
Columbia                   02/09/81             462              275
Dixie                      02/09/81             76               147
Flagler                    10/30/91             456             1295
Franklin                   02/11/81             174              590
Gadsden                    02/11/81             283              105
Gilchrist                  02/13/81             88               100
Gulf                       02/17/81             84               561
Hamilton                   02/11/81             151              256
Hardee                     02/11/81             264              618
Herdando                   02/10/81             477              904
Highlands                  02/11/81             677              519
Hillsborough               02/10/81            3766              35
Jefferson                  02/12/81             105              318
Lafayette                  02/10/81             49               299
Lake                       02/10/81             718             2428
Leon                       02/18/81             985             1655
Levy                       02/12/81             170              567
Liberty                    02/12/81             34               94
Madison                    02/11/81             122              47
Marion                     02/10/81            1052             1660
Orange                     02/11/81            3171             1797
Osceola                    02/13/81             514              336
Pasco                      02/10/81            1111              307
Pinellas                   02/10/81            5147              951
Polk                       02/11/81            1997              527
Seminole                   02/11/81            1319             1660
Sumter                     02/11/81             241              746
Suwanee                    02/11/81             210              652
Taylor                     02/11/81             161              793
Volusia                    02/10/81            2241              333
Wakulla                    02/11/81             80               188

TWENTY-EIGHTH SUPPLEMENTAL INDENTURE dated May 1, 1981

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    06/08/81            1351              161
Bay                        07/20/81             853              623
Brevard                    10/30/91            3157             4321
Citrus                     06/08/81             578              919
Columbia                   06/08/81             469              507
Dixie                      06/09/81             78               172
Flagler                    10/30/91             456             1321
Franklin                   06/10/81             178              166
Gadsden                    06/08/81             286             1847
Gilchrist                  06/05/81             90               526
Gulf                       06/09/81             85               881
Hamilton                   06/08/81             152              776
Hardee                     06/05/81             267              797
Herdando                   06/05/81             484             1645
Highlands                  06/05/81             689              338
Hillsborough               06/05/81            3814              700
Jefferson                  06/09/81             107              352
Lafayette                  06/05/81             50               758
Lake                       06/08/81             727              209
Leon                       06/08/81             996             1780
Levy                       06/08/81             176              81
Liberty                    06/12/81             34               859
Madison                    06/08/81             125              615
Marion                     06/05/81            1068             1824
Orange                     06/08/81            3199              783
Osceola                    06/09/81             532               1
Pasco                      06/05/81            1132             1007
Pinellas                   06/05/81            5201             1902
Polk                       06/12/81            2022              642
Seminole                   06/08/81            1340              894
Sumter                     06/05/81             246              210
Suwanee                    06/05/81             217              153
Taylor                     06/09/81             165              536
Volusia                    06/05/81            2272             1296
Wakulla                    06/08/81             82               500

TWENTY-NINTH SUPPLEMENTAL INDENTURE dated September 1, 1982

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    10/06/82            1440              284
Bay                        10/08/82             912              523
Brevard                    10/30/91            3157             4348
Citrus                     10/07/82             604             1403
Columbia                   10/06/82             498              260
Dixie                      10/07/82             85                2
Flagler                    10/30/91             456             1348
Franklin                   10/11/82             191              239
Gadsden                    10/08/82             297              266
Gilchrist                  10/07/82             98               657
Gulf                       10/07/82             91               125
Hamilton                   10/06/82             159              396
Hardee                     10/07/82             281              339
Herdando                   10/06/82             510             1386
Highlands                  10/08/82             733              571
Hillsborough               10/06/82            4009              985
Jefferson                  10/08/82             115              766
Lafayette                  10/06/82             55               163
Lake                       10/08/82             759              836
Leon                       10/07/82            1041              20
Levy                       10/06/82             198              511
Liberty                    10/07/82             38               218
Madison                    10/07/82             136              685
Marion                     10/06/82            1128              717
Orange                     10/07/82            3316              738
Osceola                    10/11/82             606              68
Pasco                      10/06/82            1212             1279
Pinellas                   10/07/82            5411             1407
Polk                       10/07/82            2110              93
Seminole                   10/06/82            1416              535
Sumter                     10/06/82             263              631
Suwanee                    10/06/82             238              524
Taylor                     10/07/82             178              879
Volusia                    10/06/82            2391             1879
Wakulla                    10/07/82             91               306

THIRTIETH SUPPLEMENTAL INDENTURE dated October 1, 1982

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/02/82            1450              90
Bay                        12/06/82             916             1538
Brevard                    10/30/91            3157             4364
Citrus                     12/03/82             607             1034
Columbia                   12/06/82             501              729
Dixie                      12/06/82             86               49
Flagler                    10/30/91             456             1364
Franklin                   12/07/82             192              448
Gadsden                    12/06/82             298              608
Gilchrist                  12/03/82             100              18
Gulf                       12/07/82             91               744
Hamilton                   12/06/82             160              118
Hardee                     12/08/82             283              11
Herdando                   12/03/82             513              992
Highlands                  12/07/82             738              221
Hillsborough               12/03/82            4033              293
Jefferson                  12/06/82             117               9
Lafayette                  12/06/82             55               444
Lake                       12/03/82             763              19
Leon                       12/07/82            1047              812
Levy                       12/06/82             201              136
Liberty                    12/08/82             38               547
Madison                    12/07/82             137              808
Marion                     12/07/82            1135             1015
Orange                     12/06/82            3330             2301
Osceola                    12/09/82             615              721
Pasco                      12/06/82            1222             1592
Pinellas                   11/23/82            5434              229
Polk                       12/08/82            2121              118
Seminole                   12/06/82            1425             1476
Sumter                     12/06/82             265              768
Suwanee                    12/07/82             240              699
Taylor                     12/06/82             180              189
Volusia                    12/06/82            2406              460
Wakulla                    12/06/82             92               272

THIRTY-FIRST SUPPLEMENTAL INDENTURE dated November 1, 1991

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/05/91            1836             2215
Bay                        12/04/91            1347             1335
Brevard                    12/05/91            3165             1204
Citrus                     12/04/91             917              725
Columbia                   12/04/91             753             1847
Dixie                      12/09/91             156              90
Flagler                    12/04/91             458             1266
Franklin                   12/04/91             364              11
Gadsden                    12/04/91             386             1240
Gilchrist                  12/09/91             182              573
Gulf                       12/04/91             148              72
Hamilton                   12/04/91             294              236
Hardee                     12/04/91             420              322
Herdando                   12/03/91             843             1139
Highlands                  12/03/91            1161             1860
Hillsborough               12/04/91            6449             1412
Jefferson                  12/04/91             225              39
Lafayette                  12/05/91             87               430
Lake                       12/04/91            1138             1083
Leon                       12/04/91            1530              452
Levy                       12/05/91             446              454
Liberty                    12/04/91             68               508
Madison                    12/04/91             258              173
Marion                     12/04/91            1787              161
Orange                     12/06/91            4352              22
Osceola                    12/05/91            1042              587
Pasco                      12/03/91            2071              503
Pinellas                   11/13/91            7731              740
Polk                       12/06/91            3041             1252
Seminole                   12/05/91            2364             1942
Sumter                     12/03/91             443              254
Suwanee                    12/05/91             423              515
Taylor                     12/04/91             296              232
Volusia                    12/09/91            3712              968
Wakulla                    12/05/91             185              524

THIRTY-SECOND SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/30/92            1888             2338
Bay                        12/30/92            1410              42
Brevard                    12/29/92            3256             2503
Citrus                     12/29/92             965              231
Columbia                   12/30/92             769              532
Dixie                      12/30/92             165              484
Flagler                    12/30/92             480              212
Franklin                   12/30/92             399               1
Gadsden                    12/30/92             399             1762
Gilchrist                  12/30/92             194              693
Gulf                       01/06/93             157              343
Hamilton                   12/29/92             314              215
Hardee                     12/31/92             439              211
Herdando                   12/29/92             894              688
Highlands                  12/29/92            1200             1665
Hillsborough               12/30/92            6838              810
Jefferson                  12/30/92             250              196
Lafayette                  12/30/92             92               129
Lake                       12/30/92            1203              323
Leon                       01/07/93            1611             2296
Levy                       12/29/92             479              312
Liberty                    12/30/92             73               427
Madison                    12/30/92             292              205
Marion                     12/29/92            1888             1815
Orange                     12/30/92            4506             2985
Osceola                    12/31/92            1102             2325
Pasco                      12/29/92            3101              950
Pinellas                   12/15/92            8120             1705
Polk                       12/31/92            3185              899
Seminole                   12/29/92            2525             1408
Sumter                     12/29/92             471              468
Suwanee                    12/29/92             449              469
Taylor                     01/21/93             313              221
Volusia                    12/30/92            3797             1647
Wakulla                    12/31/92             204              765

THIRTY-THIRD SUPPLEMENTAL INDENTURE dated December 1, 1992

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/30/92            1888             2426
Bay                        12/30/92            1410              130
Brevard                    12/29/92            3256             2592
Citrus                     12/29/92             965              319
Columbia                   12/30/92             769              622
Dixie                      12/30/92             165              572
Flagler                    12/30/92             480              300
Franklin                   12/30/92             399              89
Gadsden                    12/30/92             399             1850
Gilchrist                  12/30/92             195               1
Gulf                       01/06/93             157              431
Hamilton                   12/29/92             315               1
Hardee                     12/31/92             439              299
Herdando                   12/29/92             894              776
Highlands                  12/29/92            1200             1754
Hillsborough               12/30/92            6838              898
Jefferson                  12/30/92             250              285
Lafayette                  12/30/92             92               217
Lake                       12/30/92            1203              411
Leon                       01/07/93            1611             2384
Levy                       12/29/92             479              400
Liberty                    12/30/92             73               515
Madison                    12/30/92             292              293
Marion                     12/29/92            1888             1903
Orange                     12/30/92            4506             3073
Osceola                    12/31/92            1102             2413
Pasco                      12/29/92            3101             1038
Pinellas                   12/15/92            8120             1795
Polk                       12/31/92            3185              987
Seminole                   12/29/92            2525             1496
Sumter                     12/29/92             471              556
Suwanee                    12/29/92             449              595
Taylor                     01/21/93             313              309
Volusia                    12/30/92            3797             1735
Wakulla                    12/31/92             204              853

THIRTY-FOURTH SUPPLEMENTAL INDENTURE dated February 1, 1993

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    02/23/93            1895             1712
Bay                        02/22/93            1418             1202
Brevard                    02/22/93            3268             4928
Citrus                     03/03/93             972             1372
Columbia                   02/23/93             771             1030
Dixie                      02/23/93             166              771
Flagler                    02/23/93             483              86
Franklin                   02/23/93             404              209
Gadsden                    02/22/93             402              153
Gilchrist                  02/22/93             196              612
Gulf                       02/22/93             158              636
Hamilton                   02/22/93             317              37
Hardee                     02/26/93             442              29
Herdando                   02/22/93             901             1009
Highlands                  02/23/93            1206             1393
Hillsborough               02/23/93            6891              182
Jefferson                  02/23/93             254              267
Lafayette                  02/22/93             92               788
Lake                       02/22/93            1211             1060
Leon                       02/23/93            1621              51
Levy                       02/22/93             484              459
Liberty                    02/22/93             74               366
Madison                    02/22/93             297              50
Marion                     03/01/93            1902             1706
Orange                     03/01/93            4527             4174
Osceola                    02/23/93            1111             2070
Pasco                      03/01/93            3118             1205
Pinellas                   02/09/93            8173              382
Polk                       02/22/93            3203             2186
Seminole                   02/22/93            2547              765
Sumter                     02/22/93             475              750
Suwanee                    02/23/93             454              51
Taylor                     02/25/93             314              853
Volusia                    02/23/93            3808             3551
Wakulla                    02/23/93             207              396

THIRTY-FIFTH SUPPLEMENTAL INDENTURE dated March 1, 1993

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    03/22/93            1898             2769
Bay                        03/23/93            1423              659
Brevard                    03/22/93            3275             3473
Citrus                     03/22/93             975               1
Columbia                   03/24/93             772             1536
Dixie                      03/23/93             167              499
Flagler                    03/23/93             484             1113
Franklin                   03/22/93             407              47
Gadsden                    03/22/93             403              66
Gilchrist                  03/22/93             197              704
Gulf                       03/22/93             159              388
Hamilton                   03/22/93             320               1
Hardee                     03/22/93             443              137
Herdando                   03/22/93             905              480
Highlands                  03/22/93            1210              47
Hillsborough               03/22/93            6917              972
Jefferson                  03/24/93             257              40
Lafayette                  03/23/93             93               218
Lake                       03/23/93            1216             1165
Leon                       03/23/93            1626             1941
Levy                       03/23/93             487              375
Liberty                    03/22/93             74               627
Madison                    03/22/93             299              211
Marion                     03/22/93            1910              738
Orange                     03/23/93            4539             2634
Osceola                    03/25/93            1115             2511
Pasco                      03/22/93            3129              149
Pinellas                   03/10/93            8200             2030
Polk                       03/22/93            3214             1331
Seminole                   03/22/93            2559             1330
Sumter                     03/22/93             478              191
Suwanee                    03/24/93             456              58
Taylor                     03/26/93             316              580
Volusia                    03/23/93            3814             4453
Wakulla                    03/22/93             208              563

THIRTY-SIXTH SUPPLEMENTAL INDENTURE dated July 1, 1993

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    08/06/93            1919             2335
Bay                        08/09/93            1447             1661
Brevard                    08/05/93            3312             2304
Citrus                     08/06/93             994              111
Columbia                   08/09/93             778              736
Dixie                      08/10/93             171              595
Flagler                    08/06/93             493              183
Franklin                   08/16/93             423              78
Gadsden                    08/06/93             407             1440
Gilchrist                  08/06/93             202              372
Gulf                       08/06/93             162              831
Hamilton                   08/06/93             326              301
Hardee                     08/06/93             450              623
Herdando                   08/09/93             925             1936
Highlands                  08/06/93            1225             1608
Hillsborough               08/05/93            7071              222
Jefferson                  08/10/93             266              252
Lafayette                  08/09/93             95               394
Lake                       08/06/93            1241              430
Leon                       08/09/93            1660             1955
Levy                       08/06/93             500              395
Liberty                    08/06/93             76               362
Madison                    08/06/93             312              20
Marion                     08/06/93            1948             1022
Orange                     08/09/93            4602              366
Osceola                    08/06/93            1138              832
Pasco                      08/05/93            3182              104
Pinellas                   07/20/93            8342              522
Polk                       08/05/93            3268             1251
Seminole                   08/09/93            2627              330
Sumter                     08/05/93             489              700
Suwanee                    08/09/93             467              488
Taylor                     08/06/93             323              490
Volusia                    08/06/93            3848             2752
Wakulla                    08/06/93             217              104

THIRTY-SEVENTH SUPPLEMENTAL INDENTURE dated December 1, 1993

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    12/29/93            1942             1768
Bay                        12/29/93            1473             1090
Brevard                    12/28/93            3353             2186
Citrus                     12/29/93            1013             1791
Columbia                   12/30/93             784             1174
Dixie                      01/04/94             175              744
Flagler                    12/30/93             503              269
Franklin                   12/30/93             437              69
Gadsden                    12/29/93             412             1638
Gilchrist                  01/03/94             207              597
Gulf                       12/29/93             166              710
Hamilton                   12/29/93             334              78
Hardee                     12/28/93             458              139
Herdando                   12/30/93             947             1037
Highlands                  12/29/93            1241             1888
Hillsborough               12/29/93            7235             1829
Jefferson                  12/30/93             276              231
Lafayette                  12/29/93             97               746
Lake                       12/29/93            1267             2229
Leon                       12/29/93            1698             1017
Levy                       12/30/93             512              733
Liberty                    12/29/93             78               291
Madison                    12/29/93             324              302
Marion                     12/29/93            1990             1962
Orange                     12/29/93            4675             2208
Osceola                    12/30/93            1163             2641
Pasco                      12/29/93            3239              112
Pinellas                   12/15/93            8502             2162
Polk                       12/28/93            3327              562
Seminole                   12/28/93            2703              466
Sumter                     12/28/93             502             167*
Suwanee                    12/29/93             478              324
Taylor                     12/29/93             330              533
Volusia                    12/29/93            3885             2736
Wakulla                    12/30/93             224              727
-------------------
* Due to a scriveners error, the Thirty-Ninth and Fortieth Supplemental Indentures to the Original Indenture erroneously indicated a page number of 157.

THIRTY-EIGHTH SUPPLEMENTAL INDENTURE dated July 25, 1994

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                    08/08/94            1975             2678
Bay                        08/08/94            1516              432
Brevard                    08/08/94            3412             3309
Citrus                     08/08/94            1044             2108
Columbia                   08/08/94             794              188
Dixie                      08/11/94             183               3
Flagler                    08/08/94             516             1458
Franklin                   08/10/94             465              42
Gadsden                    08/09/94             422              570
Gilchrist                  08/10/94             216              477
Gulf                       08/08/94             172              664
Hamilton                   08/08/94             347              189
Hardee                     08/08/94             471              495
Herdando                   09/06/94             983              887
Highlands                  08/08/94            1267              791
Hillsborough               08/10/94            7485              745
Jefferson                  08/09/94             298              22
Lafayette                  08/09/94             101              626
Lake                       08/09/94            1311             1274
Leon                       08/08/94            1754              594
Levy                       08/08/94             533              45
Liberty                    08/09/94             81               566
Madison                    08/08/94             348              172
Marion                     08/10/94            2060             1272
Orange                     08/09/94            4779             4850
Osceola                    08/08/94            1205             1060
Pasco                      08/08/94            3326             1162
Pinellas                   07/25/94            8734             1574
Polk                       08/08/94            3423             2168
Seminole                   08/08/94            2809              131
Sumter                     08/08/94             524              256
Suwanee                    08/08/94             500              170
Taylor                     08/09/94             342              576
Volusia                    08/11/94            3942             4371
Wakulla                    08/10/94             239              322

THIRTY-NINTH SUPPLEMENTAL INDENTURE dated July 1, 2001

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                     7/16/01             2371            1703
Bay                         7/24/01             2052             225
Brevard                     7/24/01             4387             206
Citrus                      7/16/01             1440             322
Columbia                    7/24/01              931            1741
Dixie                       7/23/01              262               1
Flagler                     7/24/01              758             320
Franklin                    7/26/01              671             542
Gadsden                     7/23/01              529             134
Gilcrest                    7/23/01             2001            3068
Gulf                        7/24/01              262             872
Hamilton                    7/23/01              504              59
Hardee                      7/23/01              614             764
Hernando                    7/16/01             1437             619
Highlands                   7/16/01             1556            1380
Hillsborough                7/23/01            10952            1626
Jefferson                   7/23/01              471             268
Lafayette                   7/23/01              169             348
Lake                        7/16/01             1974            2275
Leon                        7/23/01             2530              74
Levy                        7/23/01              752             726
Liberty                     7/23/01              124             311
Madison                     7/24/01              587              48
Manatee                     7/23/01             1692            6974
Marion                      7/16/01             2987            1131
Orange                      7/16/01             6302            3365
Osceola                     7/16/01             1902            1112
Pasco                       7/16/01             4667              77
Pinellas                    7/13/01            11475            2488
Polk                        7/16/01             4751               1
Seminole                    7/16/01             4128             170
Sumter                      7/16/01              894              40
Suwannee                    7/23/01              877              77
Taylor                      7/23/01              464             215
Volusia                     7/17/01             4714            4356
Wakulla                     7/23/01              414             599

FORTIETH SUPPLEMENTAL INDENTURE dated July 1, 2002

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                     7/19/02             2486              439
Bay                         7/19/02             2164              520
Brevard                     7/01/01             4641             2591
Citrus                      7/19/02             1521                2
Columbia                    7/19/02              958              500
Dixie                       7/19/02              277                1
Flagler                     7/24/02              838              776
Franklin                    7/24/02              706               23
Gadsden                     7/19/02              548              415
Gilchrist*                  7/19/02       Instrument Number 2002 3363
Gulf                        7/19/02              285              369
Hamilton                    7/19/02              530              143
Hardee                      7/19/02              630              147
Hernando                    7/19/02             1552              745
Highlands                   7/19/02             1616             1919
Hillsborough                7/19/02            11790             0680
Jefferson                   7/22/02             0492             0001
Lafayette                   7/19/02              181              406
Lake                        7/22/02            02145             1576
Leon                        7/19/02            R2697            01718
Levy                        7/19/02              795              531
Liberty                     7/19/02              131              454
Madison                     7/19/02              627              171
Manatee                     7/19/02             1759              970
Marion                      7/19/02             3203             0458
Orange                      7/23/02             6573             5463
Osceola                     7/22/02             2082             1419
Pasco                       7/19/02             5012             1362
Pinellas                    7/26/02            12128             1700
Polk                        7/19/02             5064             0027
Seminole                    7/23/02             4468             0429
Sumter                      7/19/02              988              512
Suwannee                    7/19/02              948                7
Taylor                      7/19/02              484              562
Volusia                     7/19/02             4898             2002
Wakulla                     7/22/02              450              344
-------------
* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

FORTY-FIRST SUPPLEMENTAL INDENTURE dated February 1, 2003

STATE OF FLORIDA

County                Date of Recordation      Book             Page

Alachua                     3/10/03             2620            1182
Bay                         3/20/03             2252            1616
Brevard                     3/10/03             4845             847
Citrus                      3/10/03             1580             537
Columbia                    3/10/03              976            2505
Dixie                       3/10/03              285             654
Flagler                     3/10/03              905            1523
Franklin                    3/12/03              729             424
Gadsden                     3/10/03              561            1091
Gilchrist*                  3/10/03      Instrument Number 2003 1224
Gulf                        3/10/03              301             432
Hamilton                    3/10/03              543             358
Hardee                      3/10/03              640             218
Hernando                    3/7/03              1636             204
Highlands                   3/10/03             1660             726
Hillsborough                3/10/03            12427            1748
Jefferson                   3/10/03              507              98
Lafayette                   3/10/03              189             107
Lake                        3/10/03             2276            2224
Leon                        3/11/03             2827              95
Levy                        3/10/03              826             208
Liberty                     3/11/03              136             479
Madison                     3/9/03               653              69
Manatee                     3/7/03              1809            6624
Marion                      3/10/03             3363            1414
Orange                      3/10/03             6820              89
Osceola                     3/10/03             2208            1762
Pasco                       3/7/03              5267             216
Pinellas                    3/6/03             12582            1011
Polk                        3/6/03              5289            1762
Seminole                    3/10/03             4745             970
Sumter                      3/7/03              1052               4
Suwannee                    3/10/03              995              83
Taylor                      3/10/03              497             542
Volusia                     3/10/03             5033            4056
Wakulla                     3/10/03              478              79
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* Gilchrist County utilizes an instrument number indexing system rather than a book/page indexing system.

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                                       B-1
                                    EXHIBIT B

                              PROPERTY DESCRIPTIONS

                       Transmission Easement Acquisitions

                        Febuary 1, 2003 - March 31, 2003

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Recording   Type   Grantor                   OR     OR     County   Legal
                                             Book
Date                                                Page            Description
------------------------------------------------------------------------------------------------------------------------------------
12-Feb-03   CE     VEARD-WINTER PARK, LTD.   6782   371    ORANGE   N 6' OF W 6 ` OF E-1/2 TAYLOR RD AS SHOWN ON PLAT OF EDEN
                                                                    ACRES, PB H/123
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12-Feb-03   TR     PARK SQUARE ENTERPRISES,  6782   375    ORANGE   BELMERE VILLAGE, SE 1/4 OF SECTION 31-22S-28E
                   INC.
------------------------------------------------------------------------------------------------------------------------------------
27-Mar-03   TR     WFA LAND COMPANY          1814   1501   MANATEE  TWO PARCELS IN THE SE 1/4 OF SECTION 19 & 30-33S-22E LYING N OF
                                                                    & CONTIGUOUS WITH THE N R/W LINE OF SR 62 & E OF THE E R/W LINE
                                                                    OF SR 39
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27-Mar-03   TR     G & D FARMS, INC.         1814   1497   MANATEE  A PORTION OF THE E 2570' OF THE SE CORNER OF SECTION 24-33S-21E
                                                                    LYING N OF & CONTIGUOUS WITH THE N R/W LINE OF SR 62 & W OF THE
                                                                    W R/W LINE OF SR 39
------------------------------------------------------------------------------------------------------------------------------------
28-Feb-03   TR     IMC PHOSPHATES CO.        5277   476    POLK     BEGIN AT A POINT 50' E OF THE NW CORNER OF THE SW 1/4 OF THE NW
                                                                    1/4 OF THE NW 1/4 OF SECTION 32-30S-24E
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25-Mar-03   WD     ELOUISE KELLY GARDNER     1585   1731   CITRUS   NE CORNER OF SECTION 15, TOWNSHIP 18S, RANGE 18E
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27-Mar-03   TR     ALBERT CUMMINGS           641    339    HARDEE   BEGIN AT THE INTERSECTION OF THE E R/W LINE OF SR 663 AND THE N
                   ENTERPRISES, INC.                                BOUNDARY OF SW 1/4 OF SW 1/4 OF SE 1/4 OF SECTION 28-35S-24E
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

Easement types: TR = Transmission; WD = Warranty Deed; CE = Communication

                                    B-1